Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: HORSEHEAD HOLDING CORP	Case No. 16-10287, 288, 289, 290, 291
Debtor	Reporting Period: May 1 - May 31, 2016

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a		x
Schedule of Professional Fees Paid	MOR-1b	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt		n/a
Copies of tax returns filed during reporting period		n/a
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable	MOR-4	x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Timothy D. Boates	6/20/2016
Signature of Authorized Individual*	Date

Timothy D. Boates Printed Name of Authorized Individual	Chief Restructuring Officer Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: HORSEHEAD HOLDING CORP	MOR-1	Case No. 16-10287, 288, 289, 290, 291
Debtor	Month-to-Date	Reporting Period: May 1 - May 31, 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	MAY 1 - 31, 2016
	16-10287 HORSEHEAD HOLDINGS			16-10288 HORSEHEAD CORPORATION								16-10290 INMETCO				16-10291 Zochem							GRAND TOTAL
	WFC -2552	PNC -3765	TOTAL	PNC -3127	WFC -9756	WFC -6331	PNC -7517	PNC -7525	WFC -1949	WFC -1931	TOTAL	WFC -4964	WFC -5018	WFC -0254	TOTAL	WFC -4972	WFC -4980	PNC -6944	PNC -6952	SB -5117	SB -0918	TOTAL

BEGINNING BALANCE	(89,235)	0	(89,235)	267,899	14,617,808	0	968,476	0	(20,707)	(1,383,434)	14,450,042	4,029,562	0	(178,069)	3,851,493	130,026	0	218,948	0	645,787	628,729	1,623,490	19,835,790

CASH RECEIPTS
Trade Receipts			—			11,341,717		2,194,295		—	13,536,012		3,194,457		3,194,457		5,417,604		2,333,213	200,342	1,741,169	9,692,328	26,422,797
Other Receipts	757	92	849								—				—					1,087,983		1,087,983	1,088,832

	757	92	849	—	—	11,341,717	—	2,194,295	—	—	13,536,012	—	3,194,457	—	3,194,457	—	5,417,604	—	2,333,213	1,288,325	1,741,169	10,780,311	27,511,629

CASH DISBURSEMENTS
Payroll & Taxes			—		2,478,262				70,696	31,320	2,580,279	11,041			11,041					278,787		278,787	2,870,107
Benefits			—		785,638					34,271	819,909			44,274	44,274					47,933		47,933	912,115
Purchases			—		2,526,559					475,179	3,001,738	111,244		286,934	398,178	6,546,111		1,743,892		279	788,237	9,078,518	12,478,434
Freight			—		2,471,073					1,663,146	4,134,220	43,761		15,294	59,055					394,760	182,045	576,806	4,770,081
Utilities			—							793,096	793,096	179,060		91,621	270,682					379,425		379,425	1,443,202
Leases			—		25,344						25,344				—					1,768		1,768	27,112
Insurance			—		355,416					24,171	379,587				—							—	379,587
Miscellaneous	2,904		2,904	117,667	119,927					552,514	790,109	415	154	23,643	24,212	1,649				25,951	36,397	63,997	881,220
Contract Services			—		1,152,554					1,408,381	2,560,934	21,959		468,057	490,016					6,335		6,335	3,057,285
Supplies			—		180,207					933,166	1,113,373			380,735	380,735					86,722	151,990	238,712	1,732,820
Other Operating Costs			—		275,000					28,350	303,350			91,508	91,508					45,166	41,282	86,447	481,306
DIP Fees			—		675,972					6,200	682,172				—							—	682,172
Professional Fees	—	—	—	—	3,788,496	—	—	—	—	—	3,788,496	—	—	—	—	—	—	—	—	—	—	—	3,788,496
CapEX			—		925,383						925,383	84,259		129,772	214,031							—	1,139,414
Utility Deposits			—								—			5,780	5,780							—	5,780
Macquarie Interest			—		231,695						231,695				—							—	231,695
Critical Vendors - Freight			—		727,768						727,768	43,066			43,066					41,983		41,983	812,817
Critical Vendors - Material Vendors			—		102,908						102,908				—							—	102,908

	2,904	—	2,904	117,667	16,822,205	—	—	—	70,696	5,949,793	22,960,361	494,805	154	1,537,618	2,032,577	6,547,759	—	1,743,892	—	1,309,107	1,199,952	10,800,710	35,796,553

Net Bank Account Transfers	—	—	—	—	4,883,394	(11,341,717)	2,194,295	(2,194,295)	80,022	5,328,301	(1,050,000)	1,735,257	(3,194,303)	1,459,046	—	7,151,640	(5,417,604)	1,649,178	(2,333,213)	—	—	1,050,000	(0)
DIP Facility Drawdown	10,000,000		10,000,000								—				—							—	10,000,000

ENDING BOOK BALANCE	9,908,618	92	9,908,710	150,232	2,678,997	0	3,162,771	0	(11,381)	(2,004,926)	3,975,693	5,270,014	0	(256,641)	5,013,373	733,906	0	124,234	0	625,004	1,169,946	2,653,090	21,550,866

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS			2,904								22,960,361				2,032,577							10,800,710	35,796,553
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES			2,904								22,960,361				2,032,577							10,800,710	35,796,553

In re: HORSEHEAD HOLDING CORP	MOR-1	Case No. 16-10287, 288, 289, 290, 291
Debtor	Case-to-Date	Reporting Period: May 1 - May 31, 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	MAY 1 - 31, 2016
	16-10287 HORSEHEAD HOLDINGS			16-10288 HORSEHEAD CORPORATION								16-10290 INMETCO				16-10291 Zochem							GRAND TOTAL
	WFC -2552	PNC -3765	TOTAL	PNC -3127	WFC -9756	WFC -6331	PNC -7517	PNC -7525	WFC -1949	WFC -1931	TOTAL	WFC -4964	WFC -5018	WFC -0254	TOTAL	WFC -4972	WFC -4980	PNC -6944	PNC -6952	SB -5117	SB -0918	TOTAL

BEGINNING BALANCE	536	77,440	77,976	0	36,008	0	13	1,323,180	0	0	1,359,201	0	0	0	0	0	0	(434)	652,850	298,010	238,283	1,188,709	2,625,886
			—								—				—							—	—
CASH RECEIPTS			—								—				—							—	—
Trade Receipts		2,686,953	2,686,953		222,520	35,894,773		19,902,975		—	56,020,268		11,746,710		11,746,710		6,944,328		20,399,427	587,250	7,533,633	35,464,638	105,918,569
Other Receipts	15,774,586	630	15,775,216		278						278		150		150			18,677,793		3,717,843		22,395,636	38,171,281

	15,774,586	2,687,583	18,462,169	—	222,799	35,894,773	—	19,902,975	—	—	56,020,547	—	11,746,860	—	11,746,860	—	6,944,328	18,677,793	20,399,427	4,305,093	7,533,633	57,860,274	144,089,850
			—								—				—							—	—
CASH DISBURSEMENTS			—								—				—							—	—
Payroll & Taxes	35,191	37,371	72,562	68,482	11,065,741				350,555	36,833	11,521,610	101,268	415	94,084	195,767					936,563		936,563	12,726,502
Benefits	2,472,421		2,472,421	25,594	1,209,919					40,760	1,276,273			129,153	129,153					333,039		333,039	4,210,886
Purchases	8,081,202	889,099	8,970,301	892,071	2,901,019					583,621	4,376,711	136,688	85,722	540,767	763,177	8,928,360		19,758,327		100,353	5,201,482	33,988,524	48,098,713
Freight	6,494,005	35,691	6,529,695	1,693,638	2,471,073					2,383,499	6,548,210	95,276	18,751	112,690	226,717	7,163		139,664		902,173	387,398	1,436,398	14,741,020
Utilities	502,207	5,477	507,684	1,231,120						1,017,117	2,248,237	906,673		313,367	1,220,039					665,157	84,049	749,206	4,725,166
Leases	39,869		39,869	599,817	36,143						635,960			782	782					1,768		1,768	678,379
Insurance	1,227,225	206,037	1,433,262	102,673	355,416					49,538	507,627			59,525	59,525			127,266				127,266	2,127,681
Miscellaneous	38,240	4,000	42,240	484,061	278,877		17,631			659,108	1,439,677	4,591	7,417	42,191	54,199	2,529		9,557		184,785	112,089	308,960	1,845,076
Contract Services	2,381,075	92,742	2,473,816	1,546,783	1,152,752					2,238,835	4,938,371	274,786	14,459	1,173,172	1,462,416					77,882	65	77,946	8,952,549
Supplies	925,153	50,936	976,089	1,097,177	180,207					1,343,103	2,620,488	24,684	204,040	791,369	1,020,093					439,510	391,739	831,248	5,447,919
Other Operating Costs	44,684	46,059	90,743	170,410	275,000			790,065		28,350	1,263,825			268,567	268,567					341,714	179,215	520,929	2,144,065
DIP Fees	1,101,861		1,101,861		675,972					6,200	682,172				—							—	1,784,033
Professional Fees	3,018,529	—	3,018,529	—	3,788,496	—	—	—	—	—	3,788,496	—	—	—	—	—	—	—	—	16,487	185,933	202,419	7,009,445
PNC Facility Repayment			—								—				—			18,677,793				18,677,793	18,677,793
CapEX	220,129		220,129		925,383						925,383	514,521	92,566	471,078	1,078,164							—	2,223,676
Utility Deposits	(370,720)		(370,720)	212,142			781,500				993,642			5,780	5,780							—	628,702
Macquarie Interest	418,028		418,028		231,695						231,695				—							—	649,723
503(b)(9) Payments	237,064		237,064								—	132,462			132,462							—	369,526
Critical Vendors - Freight	922,861		922,861		727,768						727,768	116,644			116,644	6,406		8,759		238,669		253,833	2,021,105
Critical Vendors - Material Vendors			—		102,908						102,908				—							—	102,908

	27,789,024	1,367,411	29,156,435	8,123,968	26,378,372	—	799,131	790,065	350,555	8,386,965	44,829,055	2,307,593	423,369	4,002,524	6,733,486	8,944,458	—	38,721,366	—	4,238,099	6,541,969	58,445,893	139,164,869

Net Bank Account Transfers	7,922,520	(1,397,520)	6,525,000	8,274,201	28,798,561	(35,894,774)	3,961,889	(20,436,090)	339,174	6,382,038	(8,575,001)	7,577,607	(11,323,490)	3,745,883	(0)	9,678,364	(6,944,328)	20,168,241	(21,052,277)	260,000	(60,000)	2,050,000	(0)
DIP Facility Drawdown	14,000,000		14,000,000								—				—							—	14,000,000

ENDING BOOK BALANCE	9,908,618	92	9,908,710	150,232	2,678,997	(0)	3,162,772	(0)	(11,381)	(2,004,927)	3,975,692	5,270,014	(0)	(256,641)	5,013,373	733,906	0	18,802,027	0	625,004	1,169,946	21,330,883	40,228,659

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS			29,156,435								44,829,055				6,733,486							58,445,893	139,164,869
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES			29,156,435								44,829,055				6,733,486							58,445,893	139,164,869

MOR-1b

In re: HORSEHEAD HOLDING CORP	Case No. 16-10287, 288, 289, 290, 291
Debtor	Reporting Period: May 1 - May 31, 2016

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses

RAS Management Advisors, LLC	Week ending February 6, 2016	$56,554.00	Horsehead Holding	WT	3/16/16	$52,950.00	$3,604.00
	Week ending February 13, 2016	$69,865.00	Horsehead Holding	WT	3/16/16	$63,000.00	$6,865.00
	Week ending February 20, 2016	$72,085.00	Horsehead Holding	WT	3/16/16	$65,125.00	$6,960.00
	Week ending February 27, 2016	$72,281.00	Horsehead Holding	WT	3/16/16	$66,775.00	$5,506.00
	Week ending March 5, 2016	$74,313.00	Horsehead Holding	WT	3/16/16	$67,450.00	$6,863.00
	Week ending March 12, 2016	$61,610.00	Horsehead Holding	WT	3/16/16	$58,075.00	$3,535.00	$373,375.00	$33,333.00
	Week ending March 19, 2016	$78,345.00	Horsehead Holding	WT	3/22/16	$71,475.00	$6,870.00	$444,850.00	$40,203.00
	Week ending March 26, 2016	$63,461.00	Horsehead Holding	WT	4/4/16	$60,175.00	$3,286.00	$505,025.00	$43,489.00
	Week ending April 2, 2016	$66,924.00	Horsehead Holding	WT	4/8/16	$61,700.00	$5,224.00	$566,725.00	$48,713.00
	Week ending April 9, 2016	$58,651.00	Horsehead Holding	WT	4/13/16	$55,250.00	$3,401.00	$621,975.00	$52,114.00
	Week ending April 16, 2016	$64,189.00	Horsehead Holding	WT	4/21/16	$60,325.00	$3,864.00	$682,300.00	$55,978.00
	Week ending April 23, 2016	$53,260.00	Horsehead Holding	WT	4/28/16	$51,425.00	$1,835.00	$733,725.00	$57,813.00
	Week ending April 30, 2016	$63,601.00	Horsehead Holding	WT	5/5/16	$60,125.00	$3,476.00	$793,850.00	$61,289.00
	Week ending May 7, 2016	$63,857.00	Horsehead Holding	WT	5/12/16	$60,150.00	$3,707.00	$854,000.00	$64,996.00
	Week ending May 14, 2016	$53,547.00	Horsehead Holding	WT	5/19/16	$51,975.00	$1,572.00	$905,975.00	$66,568.00
	Week ending May 21, 2016	$62,196.00	Horsehead Holding	WT	5/26/16	$58,575.00	$3,621.00	$964,550.00	$70,189.00

Epiq Bankruptcy Solutions	Month of February	$95,985.25		WT	5/18/16	$95,458.40	$526.85
	Month of March	$133,455.55		WT	5/18/16	$132,930.07	$525.48	$228,388.47	$1,052.33

Kirkland & Ellis LLC	Month of February	$1,191,560.66		WT	5/13/16	$1,164,569.88	$26,990.78	$1,164,569.88	$26,990.78

Lazard Middle Market LLC	Month of February	$1,086,657.73		WT	5/13/16	$1,080,000.00	$6,657.73	$1,080,000.00	$6,657.73

In re. HORSEHEAD HOLDING CORP.	MOR - 2	Case No. 16-10287, 288, 289, 290, 291
Debtor	MTD	Reporting Period: May 1 - 31, 2016

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATING STATEMENTS OF OPERATIONS

DEBTOR IN POSSESSION

For the month ended May 31, 2016 (UNAUDITED)

(Amounts in thousands, except per share amounts)

	Horsehead Holding Corp.	Horsehead Corporation	HMP	INMETCO	Zochem	Eliminations	Consolidated

Net sales of zinc material and other goods	$—	$8,579	$1,037	$—	$10,440	$—	$20,056
Net sales of nickel based material and other services	—	—	—	2,957	—	—	2,957
EAF dust service fees	—	3,629	—	—	—	(96)	3,533

Net sales	—	12,208	1,037	2,957	10,440	(96)	26,546

Cost of sales of zinc material and other goods	—	9,562	3,174	—	9,566	—	22,302
Cost of sales of nickel based material and other services	—	—	—	2,315	—	(96)	2,219
Cost of EAF dust services	—	2,527	—	—	—	—	2,527
Fire related costs	—	—	—	195	—	—	195
Insurance claim income	—	—	—	(1,000)	—	—	(1,000)

Cost of sales (excluding depreciation and amortization)	—	12,089	3,174	1,510	9,566	(96)	26,243
Depreciation and amortization	—	1,192	425	252	190	—	2,059
Selling, general and administrative expenses	120	939	29	188	150	—	1,426

Total costs and expenses	120	14,220	3,628	1,950	9,906	(96)	29,728

Loss from operations	(120)	(2,012)	(2,591)	1,007	534	—	(3,182)

Equity in income of subsidiary, net of taxes	(4,596)	—	—	—	—	4,596	—

Other income ( expense)
Interest expense	(1,856)	(951)	—	(38)	(270)	92	(3,023)
Interest and other income	91	—	—	—	—	(92)	(1)
Other income (expense)	—	3	—	13	(30)	—	(14)

Total other income (expense)	(1,765)	(948)	—	(25)	(300)	—	(3,038)

REORGANIZATION ITEMS, NET	(5,021)	—	—	—	(256)	—	(5,277)

Income before income taxes	(11,502)	(2,960)	(2,591)	982	(22)	4,596	(11,497)
Income tax provision	—	—	—	—	5	—	5

NET (LOSS) INCOME	$(11,502)	$(2,960)	$(2,591)	$982	$(27)	$4,596	$(11,502)

NOTE: THE MARCH 31, 2016 BALANCES MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST QTR REVIEW AND MAY AFFECT THESE RESULTS

NOTE: HORSEHEAD CORP. INCLUDES NON-DEBTOR BALANCES (CHR & HZR)

In re. HORSEHEAD HOLDING CORP.	MOR - 2	Case No. 16-10287, 288, 289, 290, 291
Debtor	Case To Date	Reporting Period: May 1 - 31, 2016

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATING STATEMENTS OF OPERATIONS

DEBTOR IN POSSESSION

For the period February 2 to May 31, 2016 (UNAUDITED)

(Amounts in thousands, except per share amounts)

	Horsehead Holding Corp.	Horsehead Corporation	HMP	INMETCO	Zochem	Eliminations	Consolidated

Net sales of zinc material and other goods	$—	$36,246	$6,327	$—	$39,951	$—	$82,524
Net sales of nickel based material and other services	—	—	—	10,452	—	—	10,452
EAF dust service fees	—	13,335	—	—	—	(346)	12,989

Net sales	—	49,581	6,327	10,452	39,951	(346)	105,965

Cost of sales of zinc material and other goods	—	35,175	15,315	—	37,094	—	87,584
Cost of sales of nickel based material and other services	—	—	—	9,443	—	(346)	9,097
Cost of EAF dust services	—	9,605	—	—	—	—	9,605
Fire related cost	—	—	—	894	—	—	894
Insurance claim income	—	—	—	(1,000)	—	—	(1,000)

Cost of sales (excluding depreciation and amortization)	—	44,780	15,315	9,337	37,094	(346)	106,180
Depreciation and amortization	—	4,756	1,698	1,007	748	—	8,209
Selling, general and administrative expenses	293	4,719	174	700	613	—	6,499

Total costs and expenses	293	54,255	17,187	11,044	38,455	(346)	120,888

Loss from operations	(293)	(4,674)	(10,860)	(592)	1,496	—	(14,923)

Equity in income of subsidiary, net of taxes	(26,722)	—	—	—	—	26,722	—

Other income ( expense)
Interest expense	(6,348)	(4,498)	—	(150)	(1,036)	362	(11,670)
Interest and other income	361	4	—	—	—	(362)	3
Other income (expense)	—	11	—	124	(141)	—	(6)
							—

Total other income (expense)	(5,987)	(4,483)	—	(26)	(1,177)	—	(11,673)

REORGANIZATION ITEMS, NET	(20,865)	(4,790)	—	—	(2,014)	—	(27,669)

Income before income taxes	(53,867)	(13,947)	(10,860)	(618)	(1,695)	26,722	(54,265)
Income tax provision	—	—	—	—	(398)	—	(398)

NET (LOSS) INCOME	$(53,867)	$(13,947)	$(10,860)	$(618)	$(1,297)	$26,722	$(53,867)

In re. HORSEHEAD HOLDING CORP	MOR -2	Case No. 16-10287, 288, 289, 290, 291
Debtor	CONT	Reporting period: May 1-31, 2016

INCOME (EXPENSE)

REORGANIZATION CHARGES

	FEBRUARY	MARCH	APRIL	MAY	YTD
HHC
Professional Fee	(2,544)	(7,782)	(4,248)	(4,933)	(19,507)	SG&A
Interest Expense	(1,270)	—	—	(88)	(1,358)	Int Exp

	(3,814)	(7,782)	(4,248)	(5,021)	(20,865)

HORSEHEAD
Hedges	49	—	—	—	49	Sales
Interest Exp	(4,839)	—	—	—	(4,839)	Int Exp

	(4,790)	—	—	—	(4,790)

HMP
Other Income	—	—	—	—	—	Oth Inc

INMETCO
Hedges	—	—	—	—	—	COS

ZOCHEM
Hedges	(49)	—	—	—	(49)	Sales
Profess Fee/Other	(360)	(511)	(693)	(256)	(1,820)	SG&A
Interest Exp	(145)	—	—	—	(145)	Int Exp

	(554)	(511)	(693)	(256)	(2,014)

TOTAL	(9,158)	(8,293)	(4,941)	(5,277)	(27,669)

In re. HORSEHEAD HOLDING CORP.	MOR-3	Case No. 16-10287, 288, 289, 290, 291
Debtor		Reporting Period: May 1 - 31, 2016

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATING BALANCE SHEETS

DEBTOR IN POSSESSION

MAY 31, 2016 (UNAUDITED)

(Amounts in thousands, except per share amounts)

FINAL JUNE 13TH
ASSETS	Horsehead Holding Corp.	Horsehead Corporation	HMP	Zochem	INMETCO	Eliminations	Consolidated

Current assets
Cash and cash equivalents	$10,077	$5,974	$—	$3,115	$5,010	$—	$24,176
Accounts receivable, net of allowance	346	9,920	3,294	20,641	6,447	(540)	40,108
Inventories, net	—	6,065	5,260	9,718	4,935	—	25,978
Prepaid expenses and other current assets	1,805	11,627	—	1,462	297	(6,972)	8,219
Deferred income taxes	—	—	—	—	—	—	—

Total current assets	12,228	33,586	8,554	34,936	16,689	(7,512)	98,481

Property, plant and equipment, net	—	108,244	87,419	24,126	32,989	—	252,778

Other assets
Intangible assets	—	7,558	—	83	1,502	—	9,143
Restricted cash	—	7,939	—	—	—	—	7,939
Deferred income taxes	—	—	—	—	—	—	—
Investment in and advances to subsidiary	111,261	79,947	(740,205)	12,696	2,090	534,211	—
Deposits and other	15,186	185	403	872	520	(15,185)	1,981

Total other assets	126,447	95,629	(739,802)	13,651	4,112	519,026	19,063

Total assets	$138,675	$237,459	$(643,829)	$72,713	$53,790	$511,514	$370,322

LIABILITIES AND STOCKHOLDERS’ EQUITY	Horsehead Holding Corp.	Horsehead Corporation	HMP	Zochem	INMETCO	Eliminations	Consolidated

Current liabilities
Current Maturities of long-term debt	$—	$—	$—	$—	$—	$—	$—
Notes payable	—	—	—	—	—	—	$—
DEBTOR IN POSSESSION FINANCING	—	33,822	—	18,678	—	—	52,500
Accounts payable	10,495	11,260	890	2,332	2,099	(370)	26,706
Accrued expenses	7,172	13,565	182	840	3,658	(21)	25,396
Income Taxes Payable	—	4,266	—	(1,064)	594	(6,973)	(3,177)

Total current liabilities	17,667	62,913	1,072	20,786	6,351	(7,364)	101,425

LIABILITIES SUBJECT TO COMPROMISE - SECURED DEBT	208,588	65,214	5,000	—	—	(15,334)	263,468
LIABILITIES SUBJECT TO COMPROMISE - PRIORITY DEBT	—	1,931	167	—	—	—	2,098
LIABILITIES SUBJECT TO COMPROMISE - UNSECURED DEBT (AP & AL)	142,930	27,248	28,532	7,406	5,014	—	211,130

Long-term debt, less current maturities	—	—	—	—	10,000	(10,000)	—

Other long-term liabilities	—	13,398	—	27	1,867	—	15,292

Deferred income taxes	—	—	—	3,112	—	—	3,112

Commitments and contingencies	—	—	—	—	—	—

Stockholders’ equity
Horsehead Holding Corp. stockholders’ equity:
Common stock, par value $.01 per share; 100,000 shares	0	0	0	0	0	0
with voting rights authorized;	602	—	—	—	—	—	602
Preferred stock, par value $.01 per share; 10,000 shares	—	—	—	—	—	—
authorized; no shares issued or outstanding	—	—	—	—	—	—	—
Additional paid-in capital	394,299	12,572	—	—	29,081	(41,653)	394,299
Retained earnings	(625,411)	50,344	(678,600)	41,382	1,477	585,865	(624,943)

Total stockholders’ equity before noncontrolling interest	(230,510)	62,916	(678,600)	41,382	30,558	544,212	(230,042)

Noncontrolling interest	—	3,839	—	—	—	—	3,839

Total stockholders’ equity	(230,510)	66,755	(678,600)	41,382	30,558	544,212	(226,203)

Total liabilities and stockholders’ equity	$138,675	$237,459	$(643,829)	$72,713	$53,790	$511,514	$370,322

	—	—	—	—	—	—	—

NOTE: THE MARCH 31, 2016 BALANCES MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST QTR REVIEW AND MAY AFFECT THESE RESULTS

MOR-4

In re: HORSEHEAD HOLDING CORP	Case No. 16-10287, 288, 289, 290, 291
Debtor	Reporting Period: May 1 - May 31, 2016

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	12,585	350,122	350,594	Various dates	EFT thru payroll provider	12,113
FICA-Employee	—	172,049	172,049	Various dates	EFT thru payroll provider	—
FICA-Employer	69,978	178,134	171,414	Various dates	EFT thru payroll provider	76,698
Unemployment	1,168	7,379	7,323	Various dates	EFT thru payroll provider	1,224
Income	—	—	—			—
Other:	—	—	—			—

Total Federal Taxes	83,731	707,684	701,380			90,035

State and Local
Withholding	—	91,050	91,050	Various dates	EFT thru payroll provider	—
Sales	28,148	—	1,024	Various dates	various	27,124
Excise	—	—	—			—
Unemployment	13,544	16,143	15,271	Various dates	EFT thru payroll provider	14,416
Real Property	438,085	122,888	—			560,973
Personal Property	—		—			—
Other:	—	—	—			—

Total State and Local	479,777	230,081	107,345			602,513

Total Taxes	563,508	937,765	808,725			692,548

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	15,544,000	—	—	—	—	15,544,000
Wages Payable	3,986,000	—	—	—	—	3,986,000
Taxes Payable	692,548	—	—	—	—	692,548
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	11,162,000	—	—	—	—	11,162,000
Amounts Due to Insiders*	—	—	—	—	—	—
Other:
Other:

Total Postpetition Debts	31,384,548	—	—	—	—	31,384,548

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Post petition debts will be paid with operating cash flow and or post petition financing.

MOR-5

In re: HORSEHEAD HOLDING CORP	Case No. 16-10287, 288, 289, 290, 291
Debtor	Reporting Period: May 1 - May 31, 2016

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	HH Corp	HMP	Inmetco	Zochem
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	9,981,536	2,545,424	5,352,642	18,293,831

+ Amounts billed during the period	12,305,471	996,691	2,844,234	10,793,456
- Amounts collected during the period	(12,027,060)	(1,508,952)	(3,194,457)	(9,692,328)

Total Accounts Receivable at the end of the reporting period	10,259,947	2,033,163	5,002,419	19,394,959

Accounts Receivable Aging
0 - 30 days old	8,590,274	1,623,405	4,012,959	19,470,856
31 - 60 days old	1,270,008	99,470	554,516	50,131
61 - 90 days old	84,414	254,449	295,129	(18,160)
91+ days old	315,252	55,839	139,815	(107,868)

Total Accounts Receivable	10,259,947	2,033,163	5,002,419	19,394,959

Amount considered uncollectible (Bad Debt)	(165,813)	—	(15,000)	(70,974)
Accounts Receivable (Net)	10,094,134	2,033,163	4,987,419	19,323,985

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	x
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		x

4955 STEUBENVILLE PIKE SUITE 405 PITTSBURGH, PA 15205	WWW.HORSEHEAD.NET	P 724.774.1020 F 412.788.1812

June 20, 2016

Office of the United States Trustee

844 King Street, Suite 2207, Lockbox 35

Wilmington, DE 19801

Attn: Timothy J. Fox

Subject: Declaration Regarding Bank Reconciliation and Bank Statements

Horsehead Holding Corp. and certain of its affiliates (the “Debtors”), hereby submit this declaration regarding providing bank statements in lieu of providing bank account reconciliations.

The Debtors have performed all bank account reconciliations in the ordinary course of business. Copies of bank account statements and cash disbursement journals are available for inspection upon request by the United States Trustee’s Office.

Pursuant to 28 U.S.C. § 1746, I declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Timothy D. Boates

Name:	Timothy Boates
Position:	Chief Restructuring Officer